UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 01, 2004


                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


        New York                      001-31896               15-6018501
        --------                      ---------               ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)           Identification No.)


                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant Under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

On October 1, 2004 The Wilber Corporation's ("the Company") wholly-owned banking subsidiary, Wilber National Bank ("the Bank") renewed its retention bonus agreements with twelve (12) key officers and employees. The original agreements became effective during 1999 and expired on September 30, 2004. Under the terms of the renewed agreements, the participants are entitled to receive a one-time lump sum bonus payment if they are employed in their current capacity upon consummation of a change in control of the Bank. Each participant's agreement provides for a retention bonus amount of between 50% and 150% of his/her salary upon consummation of a change in control. If a participant receives retention bonus payment and subsequently voluntarily resigns from the successor company, the participant will be subject to non-compete restrictions, as specified in his/her agreement.

The aggregate amount to be paid to the twelve (12) participants in the event of a change in control is $1.0 million under the terms of the new agreements. In addition, Mr. Whittet, the Company's President and Chief Executive Officer, was authorized by the Board of Directors of the Company to expand participation in the retention bonus program, as long as the aggregate amount of the payments to be received by the participants does not exceed 2% of the total market capitalization of the Company upon consummation of the change in control.

Mr. Douglas C. Gulotty, Executive Vice President and Secretary of the Company and Mr. Joseph E. Sutaris, Chief Financial Officer of the Company participate in the Bank's Retention Bonus Program. The terms and conditions of Mr. Gulotty's agreement is attached as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)  Exhibits.

     Exhibit
        No.            Description
        -s--            -----------

       99.1            Retention Bonus Agreement for Mr. Douglas C. Gulotty


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE WILBER CORPORATION
                                        ----------------------
                                        (Registrant)



                                        /s/ Joseph E. Sutaris
                                        Joseph E. Sutaris
                                        Treasurer & Chief Financial Officer


Date: October 01, 2004


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


                                  EXHIBIT INDEX

     Exhibit
        No.                Description
        ---                -----------

       99.1                Retention Bonus Agreement for Mr. Douglas C. Gulotty


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